Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,680,000.00
Previously Paid Amount	1,349.43
Total Fee Amount	1,336.81
Total Offset Amount	0.00
Net Fee	$ 0.00